UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On May 25, 2011, Louisville Gas and Electric Company (“LG&E”) and Kentucky Utilities Company (“KU”; and together with LG&E, the “Utilities”), indirect wholly owned subsidiaries of PPL Corporation, issued a press release providing public notice of each of LG&E’s and KU’s intent on June 1, 2011 to file with the Kentucky Public Service Commission environmental cost recovery plans with respect to the Utilities’ plans to install $2.5 billion aggregate amount of upgrades to their coal-fired electricity generating plants to comply with new and pending U.S. Environmental Protection Agency air quality and other regulations.  A copy of the press release is furnished as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 -
Press Release, dated May 25, 2011, announcing Louisville Gas and Electric Company’s and Kentucky Utilities Company’s intent to file environmental cost recovery plans on June 1, 2011 with the Kentucky Public Service Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel
James E. Abel Senior Vice President - Finance and Treasurer

Dated:  May 25, 2011